GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (as amended, modified, waived, supplemented, extended, restated or replaced from time to time, this “Guaranty”), is made as of the 15th day of June, 2006, by MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability company (together with its successors and permitted assigns “MunieMae” and, together with any other Person that becomes a guarantor under this Guaranty, the “Guarantors”), for the benefit of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, the “Purchaser”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Repurchase Agreement (defined below).

RECITALS:

WHEREAS, under and subject to the terms of the Mortgage Asset Purchase Agreement, dated as of June 15, 2006 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Repurchase Agreement”), among MMA Realty Capital Repurchase Subsidiary, LLC, as the seller (together with its successors and permitted assigns and any other Person that becomes a seller under the Repurchase Agreement, the “Seller”), the Purchaser, as the purchaser, and the Guarantors, as the guarantors, the Seller may sell and the Purchaser may purchase certain Mortgage Assets with a simultaneous agreement by such Seller to repurchase those assets;

WHEREAS, the Seller is an indirect wholly-owned Subsidiary of the Guarantors;

WHEREAS, the Guarantors will benefit directly or indirectly from the transactions contemplated under the Repurchase Agreement; and

WHEREAS, the Purchaser is unwilling to enter into the Repurchase Agreement or the transactions contemplated thereby without the benefit of this Guaranty.

NOW, THEREFORE, based upon the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantors, intending to be legally bound, hereby agrees as follows:

1. Guaranty of Payment and Performance. Each of the Guarantors hereby absolutely, primarily, unconditionally and irrevocably guarantees, as primary obligor and as guarantor of payment and performance and not merely as surety or guarantor of collection, to the Purchaser subject to the terms of this Section 1 (i) the payment, when due, by acceleration or otherwise, of the Guarantee Indebtedness, and (ii) the full and timely performance of, and compliance with, each and every duty, agreement, undertaking, indemnity and obligation of the Seller under the Repurchase Documents strictly in accordance with the terms thereof (collectively, the “Guarantor Obligations” and, together with the Guarantee Indebtedness, the “Guarantee Liability”), in each case, however created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several and whether now or hereafter existing or due or to become due. For the purposes hereof, the term “Guarantee Indebtedness” means any and all Indebtedness of the Seller, the Pledgor, the Guarantors or any other Person specified under the Repurchase Documents to the Purchaser, the Affected Parties and any other Person specified under the Repurchase Documents in connection with the Repurchase Documents, including, but not limited to, the aggregate Repurchase Price outstanding, the aggregate Price Differential outstanding and all other Aggregate Unpaids and Obligations outstanding, howsoever evidenced, whether existing now or arising hereafter, as such Guarantee Indebtedness may be amended, modified, extended, renewed or replaced from time to time. Notwithstanding any provision to the contrary contained herein or in any of the other Repurchase Documents, the obligations of each of the Guarantors hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any Applicable Law of any state.

2. Release of Collateral, Parties Liable, etc. Each of the Guarantors agrees that (a) any or all of the Purchased Items, the Pledged Collateral and other collateral, security and Property now or hereafter held for the Guarantee Liabilities may be exchanged, released, terminated, modified, sold, assigned, participated, pledged, compromised, surrendered or otherwise transferred or disposed of from time to time; (b) except as expressly set forth in the Repurchase Documents, the Purchaser shall have no obligation to protect, perfect, secure or insure any Purchased Item, the Pledged Collateral or any collateral, security, Property, Liens, interests or encumbrances now or hereafter held for the Guarantee Liabilities or the Properties subject thereto; (c) the time, place, manner or terms of payment of the Guarantee Liabilities may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Seller, the Pledgor and other Persons may be granted indulgences generally; (e) any of the provisions of the Repurchase Agreement and the other Repurchase Documents and the Guarantee Liabilities may be modified, amended, waived, supplemented, replaced or restated from time to time; (f) any party liable for the payment of the Guarantee Liabilities, including, without limitation, other guarantors, may be granted indulgences or released; and (g) any deposit balance for the credit of the Seller or any other party liable for the payment of the Guarantee Liabilities, including, without limitation, other guarantors, or liable upon any security therefor, may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Guarantee Liabilities, all of the foregoing in clauses (a) through (g) without notice to or further assent by any of the Guarantors, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release or other act.

3. Waiver of Rights. The Guarantors expressly waives: (a) notice of acceptance of this Guaranty by the Purchaser and of all extensions of credit, loans or advances to or purchases from the Seller by the Purchaser; (b) presentment and demand for payment of any of the Guarantee Liabilities; (c) protest and notice of dishonor or of default to the Guarantors or to any other party with respect to the Guarantee Liabilities or with respect to any collateral, security or Property therefor; (d) notice of the Purchaser obtaining, amending, substituting for, releasing, waiving, modifying, extending, replacing or restating all or any portion of the Guarantee Liabilities, the Repurchase Agreement, any other Repurchase Document, other guarantees or any Lien now or hereafter securing the Guarantee Liabilities, or the Purchaser subordinating, compromising, discharging, terminating or releasing such Liens; (e) notice of the execution and delivery by the Seller, the Purchaser or any other Person of any other loan, purchase, credit or security agreement or document or of the Seller’s or such other Person’s execution and delivery of any promissory notes or other documents arising under or in connection with the Repurchase Documents or in connection with any purchase or the Seller’s or such other Person’s Property; (f) notice of the occurrence of any breach by the Seller, the Pledgor or any other Person or of any Event of Default; (g) notice of the Purchaser’s transfer, disposition, assignment, sale, pledge or participation of the Guarantee Liabilities, the Purchased Items, the Pledged Collateral, the Repurchase Documents, the Mortgage Loan Documents or any portion thereof; (h) notice of the sale or foreclosure (or posting or advertising for sale or foreclosure) of all or any portion of any Purchased Item, the Pledged Collateral or any collateral, security or Property for the Guarantee Liabilities; (i) notice of the protest, proof of non–payment or default by the Seller or any other Person; (j) any other action at any time taken or omitted by the Purchaser, and, generally, all demands and notices of every kind in connection with this Guaranty, the Repurchase Documents, the Guarantee Liabilities, the Pledged Collateral, the Mortgage Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guarantee Liabilities and the obligations hereby guaranteed; (k) all other notices to which the Guarantors might otherwise be entitled; (l) demand for payment under this Guaranty; and (m) any right to assert against the Purchaser, as a defense, counterclaim, set–off or cross–claim, any defense (legal or equitable), set–off, counterclaim or claim of any kind or nature whatsoever that any of the Guarantors may now or hereafter have against the Purchaser (other than payment in full of the Guarantee Liabilities), the Seller or any other Person, but such waiver shall not prevent any of the Guarantors from asserting against the Purchaser in a separate action, any claim, action, cause of action or demand that any of the Guarantors might have, whether or not arising out of this Guaranty. It shall not be necessary for the Purchaser (and each of the Guarantors hereby waives any rights which the Guarantors may have to require the Purchaser), in order to enforce the obligations of any of the Guarantors hereunder, to (i) institute suit, enforce its rights or exhaust its remedies against the Seller, the Pledgor, others liable on the Guarantee Liabilities, the Borrowers or any other Person, (ii) enforce the Purchaser’s rights or exhaust its remedies under or with respect to the Mortgage Loan Documents and the collateral and Property secured thereby, the Purchased Items, the Pledged Collateral or any collateral, security or Property which shall ever have been given to secure the Guarantee Liabilities, (iii) enforce the Purchaser’s rights against any other guarantors of the Guarantee Liabilities, (iv) join the Seller, others liable on the Guarantee Liabilities or any other Person in any action seeking to enforce this Guaranty, (v) mitigate damages or take any other action to reduce, collect or enforce the Guarantee Liabilities, or (vii) resort to any other means of obtaining payment of the Guarantee Liabilities.

4. Validity of Guaranty. The validity of this Guaranty, the obligations of each of the Guarantors hereunder and the Purchaser’s rights and remedies for the enforcement of the foregoing shall in no way be terminated, abated, reduced, released, modified, changed, discharged, diminished, affected, limited or impaired in any manner whatsoever by the happening from time to time of any event or condition of any kind whatsoever, including, without limitation, any of the following (and each of the Guarantors hereby waives any common law, equitable, statutory, constitutional, regulatory or other rights (including rights to notice) which the Guarantors might have as a result of or in connection with any of the following): (a) the assertion or non–assertion by the Purchaser of any of the rights or remedies available to the Purchaser pursuant to the provisions of the Repurchase Documents, the Mortgage Loan Documents or pursuant to any Applicable Law; (b) the waiver by the Purchaser of, or the failure of the Purchaser to enforce, or the lack of diligence by the Purchaser in connection with, the enforcement of any of its rights or remedies under the Repurchase Documents, the Mortgage Loan Documents, the Purchased Items or the Pledged Collateral; (c) the granting by the Purchaser of (or failure by the Purchaser to grant) any indulgence, forbearance, adjustment, compromise, consent, approval, waiver or extension of time; (d) the exercise by the Purchaser of or failure to exercise any so–called self–help remedies; (e) any act, omission or condition that might in any manner or to any extent vary, alter, increase, extend or continue the risk to any of the Guarantors or might otherwise operate as a discharge or release of any of the Guarantors under Applicable Law; (f) any full or partial release or discharge of or accord and satisfaction with respect to liability for the Guarantee Liabilities, or any part thereof, of the Seller, any of the Guarantors, the Pledgor, any co–guarantors or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guarantee Liabilities, or any part thereof; (g) the impairment, modification, change, release, discharge or limitation of the liability of the Seller, any of the Guarantors, the Pledgor, any Borrower or any Person liable for or obligated on the Guarantee Liabilities, or any of their estates in bankruptcy, resulting from or pursuant to the bankruptcy or insolvency of any of the foregoing or the application of the Insolvency Laws or of or any decision of any court of the United States or any state thereof; (h) any present or future Applicable Law or order of any Governmental Authority (de jure or de facto) purporting to reduce, amend or otherwise affect the Guarantee Liabilities or to vary any terms of payment, satisfaction or discharge thereof; (i) the waiver, compromise, settlement, release, extension, amendment, change, modification, substitution, replacement, reduction, increase, alteration, rearrangement, renewal or termination of the terms of the Guarantee Liabilities, the Repurchase Documents, the Purchased Items, the Pledged Collateral, the Mortgage Loan Documents, any or all of the obligations, covenants or agreements of the Seller, the Pledgor, the Borrowers or any other Person under the Repurchase Documents or Mortgage Loan Documents (except by satisfaction in full of all Guarantee Liabilities) or of the Guarantors under this Guaranty and/or any failure of the Purchaser to notify any of the Guarantors of any of the foregoing; (j) the extension of the time for satisfaction, discharge or payment of the Guarantee Liabilities or any part thereof owing or payable by the Seller or any other Person under the Repurchase Documents or of the time for performance of any other obligations, covenants or agreements under or arising out of this Guaranty or the extension or renewal of any thereof; (k) any existing or future offset, claim or defense (other than payment in full of the Guarantee Liabilities) of the Seller or any other Person against the Purchaser or against payment of the Guarantee Liabilities, whether such offset, claim or defense arises in connection with the Guarantee Liabilities (or the transactions creating same) or otherwise; (l) the taking or acceptance or the existence of any other guaranty of or collateral, security or Property for the Guarantee Liabilities in favor of the Purchaser, any other Affected Party or any other Person specified in the Repurchase Documents or the enforcement or attempted enforcement of such other guaranty, collateral, security or Property; (m) any sale, lease, sublease or transfer of or Lien on all or a portion of the assets or Property of the Seller, the Pledgor or any of the Guarantors, or any changes in the shareholders, partners or members of the Seller, the Pledgor or any of the Guarantors, or any reorganization, consolidation or merger of the Seller, the Pledgor or any of the Guarantors; (n) the invalidity, illegality or unenforceability of all or any part of the Guarantee Liabilities, the Repurchase Documents, the Purchased Items, the Pledged Collateral, the Mortgage Loan Documents or any document or agreement executed in connection with the foregoing, for any reason whatsoever, including, without limitation, the fact that (1) the Guarantee Liabilities, or any part thereof, exceeds the amount permitted by Applicable Law or violates usury laws, (2) the act of creating the Guarantee Liabilities, the Mortgage Assets, the Pledged Collateral or the other Purchased Items or any part thereof is ultra vires, (3) the officers or representatives executing the Mortgage Loan Documents or Repurchase Documents or otherwise creating the Guarantee Liabilities, the Mortgage Assets, the Pledged Collateral or the other Purchased Items acted in excess of their authority, (4) the Seller, any Borrower or any other Person has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guarantee Liabilities wholly or partially uncollectible from the Seller, (5) the creation, performance or repayment of the Guarantee Liabilities, the Mortgage Assets, the Pledged Collateral or the other Purchased Items (or the execution, delivery and performance of any Repurchase Document, Mortgage Loan Document or document or instrument representing part of the Guarantee Liabilities, the Mortgage Assets, the Pledged Collateral or the Purchased Items or executed in connection with the Guarantee Liabilities, the Mortgage Assets, the Pledged Collateral or the Purchased Items, or given to secure the repayment of the Guarantee Liabilities, the Mortgage Assets or the other Purchased Items) is illegal, uncollectible or unenforceable, or (6) the Mortgage Loan Documents or Repurchase Documents have been forged or otherwise are irregular or not genuine or authentic; (o) any release, termination, sale, pledge, participation, transfer, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of the Purchased Items, the Pledged Collateral or any collateral, security or Property at any time existing in connection with, or assuring or securing payment of, all or any part of the Guarantee Liabilities; (q) the failure of the Purchaser or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of the Purchased Items, the Pledged Collateral or any other collateral, security or Property, including, but not limited to, any neglect, delay, omission, failure or refusal of the Purchaser (1) to take or prosecute any action for the collection of any of the Guarantee Liabilities, the Pledged Collateral or any Purchased Item, (2) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose, upon any Purchased Item, the Pledged Collateral or any security, collateral or Property for the Guarantee Liabilities, or (3) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guarantee Liabilities; (r) the fact that the Purchased Items, the Pledged Collateral or any collateral, security, Property or Lien contemplated or intended to be given, created or granted as security for the repayment of the Guarantee Liabilities, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien; (s) any payment by the Seller or any other Person to the Purchaser is held to constitute a preference under Insolvency Laws, or for any reason the Purchaser is required to refund such payment or pay such amount to such Seller or other Person; or (t) any event or action that would, in the absence of this Section 4, result in the full or partial release, discharge or relief of any of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in this Guaranty or any other agreement, whether or not such event or action increases the likelihood that any of the Guarantors will be required to pay the Guarantee Liabilities pursuant to the terms hereof or thereof and whether or not such event or action prejudices any of the Guarantors, it being the unambiguous and unequivocal intention of the Guarantors that the Guarantors shall be obligated to pay the Guarantee Liabilities when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly or expressly described herein, which obligation shall be deemed satisfied only upon the full and final indefeasible payment and satisfaction of the Guarantee Liabilities.

5. Primary Liability of the Guarantors. Without limiting the foregoing provisions, each of the Guarantors agrees that this Guaranty may be enforced by the Purchaser without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to any of the Repurchase Documents, the Purchased Items, the Pledged Collateral or any collateral, security or Property now or hereafter securing the Guarantee Liabilities or otherwise, and each of the Guarantors hereby waives the right to require the Purchaser to proceed against the Seller, the Pledgor, any Borrower or any other Person (including a co–guarantor) or to require the Purchaser to pursue any other remedy or enforce any other right. Each of the Guarantors further agrees that the Guarantors shall have no right of subrogation, reimbursement or indemnity whatsoever against any Person, or any right of recourse to security for the Guarantee Liabilities, so long as any such Guarantee Liabilities remains outstanding. The Guarantors further agree that nothing contained herein shall prevent the Purchaser from suing on the Repurchase Agreement or any of the other Repurchase Documents or foreclosing its security interest in or Lien on any Purchased Item, the Pledged Collateral or any collateral, security or Property now or hereafter securing the Guarantee Liabilities or from exercising any other rights available to it under the Repurchase Agreement or any of the other Repurchase Documents or any other instrument of security if none of the Seller, the Pledgor or the Guarantors timely perform the obligations of the Seller thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of the Guarantor’s obligations hereunder; it being the purpose and intent of the Guarantors that each of the Guarantor’s obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. The Guarantors recognize, acknowledge and agree that the Guarantors may be required to pay the Guarantee Liabilities in full (subject to the limit set forth in Section 1) without assistance or support of any other party, and the Guarantors have not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guarantee Liabilities, or that the Purchaser will look to other parties to pay or perform the Guarantee Liabilities. Each of the Guarantors recognizes, acknowledges and agrees that it is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of the Purchased Items, the Pledged Collateral or any of the collateral, security or Property for the Guarantee Liabilities.

6. Attorneys’ Fees and Costs of Collection. If at any time or times hereafter the Purchaser employs counsel to pursue collection, to preserve or enforce its rights under this Guaranty, or to intervene, to sue for enforcement of the terms of this Guaranty or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guaranty, then, in such event, all of the reasonable attorneys’ fees, costs and expenses relating thereto and all other amounts (if any) owed by the Guarantors under this Guaranty (other than the Guarantee Liabilities) shall be an additional liability of the Guarantors to the Purchaser, payable on demand. The obligations contained in this Section 6 shall survive the termination of this Guaranty.

7. Security Interests and Setoff. Each of the Guarantors agrees that in the event the Guarantors fail to pay their obligations hereunder when due and payable under this Guaranty, the Purchaser shall be entitled to (a) any and all remedies available to it under Applicable Law including, without limitation, all rights of setoff and (b) the benefit of all Liens heretofore, now and at any time or times hereafter granted by any Guarantor to the Purchaser, if any, to secure any Guarantor’s obligations hereunder.

8. Term of Guaranty. This Guaranty shall continue in full force and effect until the Guarantee Liabilities is fully and indefeasibly paid, performed and discharged and the Repurchase Documents are terminated. This Guaranty covers the Guarantee Liabilities whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by the Purchaser in stages or installments. Notwithstanding the foregoing, this Guaranty shall continue to be effective, or be reinstated, as the case may be, and any payment of the Guarantee Liabilities hereunder shall be reinstated, if at any time payment, or any part thereof, of any of the Guarantee Liabilities is rescinded or must otherwise be restored or returned by the Purchaser upon an Insolvency Event or Insolvency Proceeding with respect to the Seller or any other Person obligated on or for the Guarantee Liabilities, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Seller or such other Person or any substantial part of such Seller’s or such other Person’s Property, or otherwise, all as though such payments had not been made.

9. Representations, Warranties and Covenants.

(a) Each of the Guarantors represents and warrants to, and covenants with, the Purchaser, as of the date of this Guaranty, and shall be deemed to restate as of each Purchase Date, that:

(i) It is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, and is duly qualified to do business and is in good standing in all jurisdictions in which the character of its Property, the nature of its business or the performance of its obligations under any agreement to which it is a party or is bound makes such qualification necessary, except where the failure to so qualify will not, and could not reasonably be extended to, have a Material Adverse Effect.

(ii) It’s execution and delivery of, performance under and compliance with this Guaranty will not violate it’s Governing Documents or constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material Contractual Obligation, Indebtedness or Guarantee Obligation to which it is a party or by which it is bound.

(iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Guaranty, has duly authorized the execution, delivery and performance of this Guaranty, and has duly executed and delivered this Guaranty.

(iv) This Guaranty constitutes a valid, legal and binding obligation of each Guarantor, enforceable against it in accordance with the terms hereof, subject to (A) Insolvency Laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(v) It is not in violation of, and its execution and delivery of, performance under and compliance with this Guaranty shall not constitute a violation of, its Governing Documents, any Applicable Law, any order or decree of any court or arbiter, or any order, regulation or demand of any Governmental Authority.

(vi) No consent, approval, authorization or order of any Governmental Authority is required for the consummation by it of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

(vii) No litigation is pending or, to the best of each of the Guarantor’s knowledge, threatened against it that, if determined adversely to it, would prohibit any of the Guarantors from entering into this Guaranty or that, in each of the Guarantor’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of it to perform its obligations under this Guaranty or the financial condition of it.

(viii) None of the Guarantors or the Seller or any principal or owner of the Seller has ever been convicted of a crime or is the subject of any currently pending or threatened criminal proceeding.

(ix) None of the Guarantors is the subject of any Insolvency Proceeding.

(x) Each of the Guarantors is an Affiliate of the Seller, is the owner of a direct or indirect interest in the Seller, and has received or will receive direct or indirect benefit from and adequate consideration for the making of this Guaranty with respect to the Guarantee Liabilities.

(xi) The recitals to this Guaranty are true and correct.

(b) Each of the Guarantors further represents and warrants to the Purchaser that it is familiar with and has independent knowledge of, and has reviewed the books and records regarding, the Seller’s financial condition and affairs and the value of the Purchased Items and represents and agrees that it will keep so informed while this Guaranty is in force; provided, however, each of the Guarantors acknowledges and agrees that it is not relying on such financial condition or collateral as an inducement to enter into this Guaranty. The Guarantors agree that the Purchaser shall have no obligation to investigate the financial condition or affairs of the Seller for the benefit of the Guarantors or to advise the Guarantors of any matter relating to or arising under the Repurchase Agreement or any of the other Repurchase Documents or any fact respecting, or any change in, the financial condition or affairs of the Seller that might come to the knowledge of the Purchaser at any time, whether or not the Purchaser knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantors or might (or does) materially increase the risk of any of the Guarantors as guarantors or might (or would) affect the willingness of any of the Guarantors to continue as guarantors with respect to the Guarantee Liabilities.

(c) Each of the Guarantors further represents and warrants to the Purchaser that the financial statements (if any) and other financial information (if any) of the Guarantors delivered to the Purchaser prior to the Closing Date are true and correct and fairly represent in all material respects the financial condition of the Guarantors on the date of the delivery of such information and that there has been no Material Adverse Effect since such date.

(d) Each of the Guarantors hereby agrees that (i) it shall deliver to the Purchaser all financial statements, certifications and other information and documents required under the Repurchase Agreement and any other Repurchase Document and such other financial information as the Purchaser may from time to time reasonably require and that such financial statements and other information shall be true and correct and fairly represent in all material respects the financial condition of each Guarantor and its Subsidiaries on the date of delivery; (ii) it will not sell, assign, transfer or otherwise convey, in a single transaction or in a series of transactions, any material asset or portion of a material asset which would (A) result in a Material Adverse Effect or (B) violate the Repurchase Documents; (iii) it shall cause the Seller to comply with each and every agreement, obligation, duty and covenant under the Repurchase Documents and, to the extent the Seller does not fulfill its agreements, obligations, duties and covenants under the Repurchase Documents, the Guarantors shall fulfill the same; (iv) it shall perform on each and every agreement, obligation, duty and covenant that it has agreed to perform under any Repurchase Document and (v) it shall take all actions reasonably required by the Purchaser to maintain the Purchaser’s first priority perfect security interest in the Purchased Items and the Pledged Collateral.

(e) Each of the Guarantors represents and warrants that (i) it has received a valuable consideration, fair value, fair consideration or reasonable equivalent value for the Guarantee Liability, and (ii) the Guarantee Liability (A) will not render the Guarantors not Solvent, (B) will not leave the Guarantors with an unreasonably small amount of capital to conduct its business, or (C) will not cause the Guarantors to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature.

(f) The representations, warranties and covenants of the Guarantors set forth in this Section 9 shall survive the execution and delivery of this Guaranty and shall inure to the benefit of the Persons for whose benefit they were made for so long as this Guaranty is in effect. Upon discovery by any party hereto of a breach of any such representations, warranties and covenants, the party discovering such breach shall give prompt written notice thereof to the other.

10. Additional Liability of Guarantors. If any of the Guarantors is or becomes liable for any Indebtedness owing by the Seller to the Purchaser by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and such Guarantor’s liability hereunder shall not be in any manner impaired or reduced thereby.

11. Cumulative Rights. All rights of the Purchaser hereunder or otherwise arising under the Repurchase Documents or any documents executed in connection with or as security for the Guarantee Liabilities or under Applicable Law are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting, limiting or impairing any other right of the Purchaser and without limiting, affecting or impairing the liability of any of the Guarantors.

12. Usury. Notwithstanding any other provision contained herein to the contrary, no provision of this Guaranty shall require or permit the collection from any of the Guarantors of interest in excess of the maximum rate or amount that the Guarantors may be required or permitted to pay pursuant to any Applicable Law. In the event any such interest is collected, it shall be applied in reduction of the Guarantors’ obligations hereunder, and the remainder of such excess collected shall be returned to the Guarantors once such obligations have been fully satisfied.

13. Assignments by Secured Parties.

(a) This Guaranty is intended for and shall inure to the benefit of the Purchaser and each and every Person who shall from time to time be or become the owner or holder of any of the Guarantee Liabilities, and each and every reference herein to the Purchaser shall include and refer to each and every successor, assignee and participant of the Purchaser and the successors, assignees and participants of the foregoing at any time holding or owning any part of or interest in any part of the Guarantee Liabilities. This Guaranty shall be transferable and negotiable by the Purchaser with the same force and effect, and to the same extent, that the Guarantee Liabilities is transferable and negotiable, it being understood and stipulated that, upon assignment or transfer by the Purchaser of any of the Guarantee Liabilities, the legal holder or owner of said Guarantee Liabilities (or a part thereof or interest therein thus transferred or assigned) shall (except as otherwise stipulated by the Purchaser in its assignment) have and may exercise all of the rights granted to the Purchaser under this Guaranty to the extent of that part of or interest in the Guarantee Liabilities thus assigned or transferred to said Person. The Guarantors expressly waive notice of transfer or assignment of the Guarantee Liabilities, or any part thereof, or of the rights of the Purchaser hereunder. The Guarantors acknowledge and agree that any action taken hereunder shall not release or discharge this Guaranty or any obligations of any of the Guarantors hereunder.

(b) Assignments by Guarantors. This Guaranty may not be assigned, and each of the Guarantor’s agreements, duties, obligations and covenants hereunder may not be delegated, in whole or in part by any of the Guarantors. All agreements, duties, obligations and covenants of the Guarantors hereunder shall bind and shall be enforceable against each of the Guarantor’s successors and assigns.

14. Application of Payments. The Purchaser may apply any payments received by it from any source against such portion of the Guarantee Liabilities and in such priority and fashion as it may deem appropriate in its sole and absolute discretion.

15. Counterclaims; Setoff. The Guarantors waive all rights to interpose any claims, deduction or counterclaims of any kind, nature or description in any action or proceeding instituted by the Purchaser with respect to this Guaranty, the Guarantee Liabilities, the Pledged Collateral, the collateral, security or Property for the Guarantee Liabilities or any matter arising therefrom or relating thereto, except compulsory counterclaims. Each of the Guarantors hereby waives any right of setoff it may have or to which it may be entitled under this Guaranty, the Repurchase Documents or Applicable Law from time to time against the Purchaser or its assets or Property. Notwithstanding anything to the contrary contained in this Guaranty, until the Guarantee Liabilities has been indefeasibly paid in full, each of the Guarantors hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantors to the rights of the Purchaser), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Seller, the Pledgor or any other party liable for payment of any or all of the Guarantee Liabilities for any payment made by any of the Guarantors under or in connection with this Guaranty or otherwise.

16. Bankruptcy Code Waiver.

In the event that the Seller becomes a debtor in any proceeding under the Bankruptcy Code, none of the Guarantors shall be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of such Seller, by reason of the existence of this Guaranty, and in connection herewith, each of the Guarantors hereby waives any such right as a “creditor” under the Bankruptcy Code. This waiver is given to induce the Purchaser to enter into the transactions contemplated by the Repurchase Documents. After the Guarantee Liabilities is paid in full and there shall be no obligations or liabilities under this Guaranty outstanding, this waiver shall be deemed to be terminated.

17. The Seller’s and Pledgor’s Actions. No encumbrance, assignment, leasing, subletting, sale or other transfer by the Seller or the Pledgor of any of the Seller’s or the Pledgor’s assets or Property shall operate to extinguish or diminish the liability of the Guarantors under this Guaranty.

18. Subordination.

(a) As used in this Guaranty, the term “Guarantor Claims” shall mean all debts, liabilities and other Indebtedness of the Seller, the Pledgor or any other Person obligated to the Purchaser or any other Person specified under any Repurchase Document to the Guarantors, whether such debts, liabilities and other Indebtedness now exist or are hereafter incurred or arise, or whether the obligations of such Seller, Pledgor or such other Person thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts, liabilities or other Indebtedness be evidenced by note, contract, open account or otherwise, and irrespective of the Person or Persons in whose favor such debts, liabilities or other Indebtedness may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Guarantors. The Guarantor Claims shall include, without limitation, all rights and claims of any of the Guarantors against the Seller, the Pledgor or other Person (arising as a result of subrogation or otherwise) as a result of any Guarantor’s payment of all or a portion of the Guarantee Liabilities. All Guarantor Claims are and shall be subordinate to the Guarantee Liabilities.

(b) In the event of any Insolvency Proceedings involving any of the Guarantors as debtors, the Purchaser shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and any payments which would otherwise be payable upon Guarantor Claims to the extent of any sums owed by any of the Guarantors hereunder. Each of the Guarantors hereby assigns such dividends and payments to the Purchaser. Should the Purchaser receive, for application upon the Guarantee Liabilities, any such dividend or payment which is otherwise payable to the Guarantors, and which, as between the Seller or any other Person described in clause (a) above on the one hand and the Guarantors on the other, shall constitute a credit upon the Guarantor Claims, then upon payment to the Purchaser in full of the Guarantee Liabilities, the Guarantors shall become subrogated to the rights of the Purchaser to the extent that such payments to the Purchaser on the Guarantor Claims have contributed toward the liquidation of the Guarantee Liabilities, and such subrogation shall be with respect to that proportion of the Guarantee Liabilities which would have been unpaid if the Purchaser had not received dividends or payments upon the Guarantor Claims.

(c) In the event that, notwithstanding anything to the contrary in this Guaranty, any of the Guarantors should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, each of the Guarantors agrees to hold in trust for the Purchaser an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to the Purchaser, and the Guarantors covenant promptly to pay the same to the Purchaser.

(d) Each of the Guarantors agrees that any claims, charges or Liens against the Seller or any other Person described under clause (a) above and/or such Seller’s, Pledgor’s or such other Person’s assets and Property with respect to the Guarantor Claims shall be and remain inferior and subordinate to any claims, charges or Liens of the Purchaser against such Seller, Pledgor or such other Person and/or such Seller’s, Pledgor’s or such other Person’s assets and Property, regardless of whether such claims, charges or Liens in favor of any of the Guarantors or the Purchaser presently exist or are hereafter created or attach. Without the prior written consent of the Purchaser, the Guarantors shall not (i) exercise or enforce any creditor’s right it may have against the Seller, the Pledgor or any other Person described under clause (a) above, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any Insolvency Proceeding) to enforce any claims, charges, Liens, mortgage, deeds of trust, security interests, collateral rights, judgments or other encumbrances against the Seller, the Pledgor or such other Person or the assets or Property of the Seller, the Pledgor or such other Person held by any of the Guarantors.

19. Commercial Transaction. To induce the Purchaser to enter into this Guaranty and the transactions evidenced by and secured by the Repurchase Documents, the Guarantors agree that said transactions are commercial and not consumer transactions.

20. Books and Records. In addition to any additional rights under the Repurchase Agreement and the other Repurchase Documents, the Purchaser shall have the right at the Purchaser’s cost, and the Guarantors shall permit and shall cooperate with the Purchaser in arranging for, at any reasonable time from time to time, the Purchaser and/or its representatives, to review and audit all books, records and financial statements (including all supporting data and other records) of the Guarantors, and the Guarantors shall make all such books of account and records available for such examination, at the office where the same are regularly maintained. The Purchaser shall have a right to copy, duplicate and make abstracts from such books and records as the Purchaser may require.

21. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to the Guarantors on the one hand and the Purchaser on the other, at the address set forth below or at such other address as shall be designated by such Person in a written notice to the other. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five (5) days after being deposited in the United States mail, first class postage prepaid, (b) notice by telex, when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained. The failure of the Purchaser to give any notice required hereunder (if any) shall not affect the liability or obligations of any of the Guarantors hereunder. Unless otherwise expressly provided in this Guaranty, reference to any notice, request, approval, consent or determination provided for, permitted or required under the terms of this Guaranty with respect to the Seller, the Guarantors or the Purchaser means, in order for such notice, request, approval, consent or determination to be effective hereunder, such notice, request, approval or consent must be in writing.

If to the Guarantor:

Municipal Mortgage & Equity, LLC

3000	Bayport Drive, Suite 1100

Tampa, Florida 33607

Attention: Thomas Cornett

Facsimile No.: (813) 425–8000

Confirmation No.: (813) 868–8076

with a copy to:

Municipal Mortgage & Equity, LLC

621	E. Pratt Street, Suite 300

Baltimore, Maryland 21202

Attention: Steve Goldberg, General Counsel

Facsimile No.: (410) 727–5387

Confirmation No.: (443) 263-2871

If to the Purchaser:

Wachovia Bank, National Association

One Wachovia Center

301 South College Street, NC0166

Charlotte, North Carolina 28288

Attention: Marianne Hickman

Facsimile No.: (704) 715–0066

Confirmation No.: (704) 715–7818

22. No Waiver. No failure on the part of the Purchaser to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any further exercise thereof or the exercise of any other right.

23. Amendments and Waivers. No amendment, waiver or other modification of any provision of this Guaranty shall be effective without the written agreement of the Purchaser and the Guarantors. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

24. Severability; Integration. Each provision of this Guaranty shall be valid, binding and enforceable to the fullest extent permitted by Applicable Law. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction (either in its entirety or as applied to any Person, fact, circumstance, action or inaction), the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction or as applied to any other Person, fact, circumstance, action or inaction, shall not in any way be affected or impaired thereby. This Guaranty and any agreements or letters executed in connection herewith contain the final and complete integration of all prior expressions by the Guarantors hereto with respect to the subject matter hereof and shall constitute the entire agreement of the Guarantors hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

25. Heading and Exhibits. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules, exhibits and annexes (if any) attached hereto and referred to herein shall constitute a part of this Guaranty and are incorporated into this Guaranty for all purposes.

26. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

27. Waivers.

(a) EACH OF THE GUARANTORS KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY THE PURCHASER, THE AFFECTED PARTIES OR ANY OF THEIR AFFILIATES OR AGENTS.

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS GUARANTY, THE REPURCHASE DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY DEALINGS, COURSE OF DEALINGS, COURSE OF CONDUCT AMONG THEM OR ANY STATEMENTS (WRITTEN OR ORAL) OR OTHER ACTIONS OF ANY PARTY, AND NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE OR HAS NOT BEEN WAIVED. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

(c) ANY LEGAL ACTION OR PROCEEDING AGAINST ANY PARTY HERETO WITH RESPECT TO THIS GUARANTY OR ANY OTHER REPURCHASE DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST A PARTY IN ANY OTHER JURISDICTION.

(d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER REPURCHASE DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (c) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(e) EXCEPT AS PROHIBITED BY LAW, THE GUARANTORS HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTORS CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR THE PURCHASER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE PURCHASER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL–ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

(f) EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT THE PURCHASER AND EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO OR ACCEPTING THE BENEFITS OF THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(g) THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY OR ANY OF THE OTHER REPURCHASE DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO ANY TRANSACTION ENTERED INTO HEREUNDER OR THEREUNDER. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

28. Taxes. The provisions of Section 2.11 of the Repurchase Agreement shall be equally applicable to the Guarantors and any payments made under this Guaranty.

29. Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

30. Joint and Several Obligations.

(a) At all times during which there is more than one (1) Guarantor under this Agreement, the liability of each Guarantor shall be joint and several and the joint and several obligations of each Guarantor under this Guaranty and the other Repurchase Documents (a) (i) shall be absolute and unconditional and shall remain in full force and effect (or be reinstated) until all the Guarantee Indebtedness shall have been paid in full, the Guarantor Obligations shall have been satisfied in full and the expiration of any applicable preference or similar period pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law, or at law or in equity, without any claim having been made before the expiration of such period asserting an interest in all or any part of any payment(s) received by the Purchaser, and (ii) until such payment has been made and such obligations satisfied, shall not be discharged, affected, modified or impaired on the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Seller, the Guarantors or the Pledgor, (A) the waiver, compromise, settlement, release, termination or amendment (including, without limitation, any extension or postponement of the time for payment or performance or renewal or refinancing) of any or all of the obligations or agreements of any Seller, the Guarantors or the Pledgor under the Repurchase Agreement or any Repurchase Document, (B) the failure to give notice to the Seller, the Guarantors or the Pledgor of the occurrence of an Event of Default under any of the Repurchase Documents, (C) the release, substitution or exchange by the Purchaser of any or all of the Purchased Items or Pledged Collateral (whether with or without consideration) or the acceptance by the Purchaser of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any nonperfection or other impairment of collateral, (D) the release of any Person primarily or secondarily liable for all or any part of the Obligations or the Guarantee Liabilities, whether by the Purchaser or in connection with any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or similar event or proceeding affecting any or all of the Seller, the Guarantors, the Pledgor or any other Person who, or any of whose Property, shall at the time in question be obligated in respect of the Obligations or the Guarantee Liabilities or any part thereof, or (E) to the extent permitted by Applicable Law, any other event, occurrence, action or circumstance that would, in the absence of this Section 30, result in the release or discharge of any or all of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Repurchase Agreement or the Repurchase Documents; (b) each Guarantor expressly agrees that the Purchaser shall not be required first to initiate any suit or to exhaust its remedies against the Seller, the Guarantors, the Pledgor or any other Person to become liable, or against any of the Purchased Items or the Pledged Collateral, in order to enforce this Guaranty or the Repurchase Documents and each Guarantor expressly agrees that, notwithstanding the occurrence of any of the foregoing, each Guarantor shall be and remain directly and primarily liable for all sums due under this Guaranty or any of the Repurchase Documents; and, (c) on disposition by the Purchaser of any Property encumbered by any Purchased Items, each Guarantor shall be and shall remain jointly and severally liable for any deficiency.

(b) Each Guarantor hereby agrees that, to the extent another Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor which has not paid its proportionate share of such payment; provided however, that the provisions of this Section 30(b) shall in no respect limit the obligations and liabilities of each Guarantor to the Purchaser, and, notwithstanding any payment or payments made by a Guarantor (the “paying Guarantor”) hereunder or any set-off or application of funds of the paying Guarantor by the Purchaser, the paying Guarantor shall not be entitled to be subrogated to any of the rights of the Purchaser against any other Guarantor or any collateral security or guarantee or right of offset held by the Purchaser, nor shall the paying Guarantor seek or be entitled to seek any contribution or reimbursement from the other Guarantor in respect of payments made by the paying Guarantor hereunder, until all amounts owing to the Purchaser by the Guarantors under this Guaranty and the other Repurchase Documents are paid in full. If any amount shall be paid to the paying Guarantor on account of such subrogation rights at any time when all such amounts shall not have been paid in full, such amount shall be held by the paying Guarantor in trust for the Purchaser, segregated from other funds of the paying Guarantor, and shall, forthwith upon receipt by the paying Guarantor, be turned over to the Purchaser in the exact form received by the paying Guarantor (duly indorsed by the paying Guarantor to the Purchaser, if required), to be applied against amounts owing to the Purchaser by the Guarantors under this Guaranty and the other Repurchase Documents, whether matured or unmatured, in such order as the Purchaser may determine in its discretion.

31. Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

32. Discretion. Reference herein or in any Repurchase Document to the Purchaser’s discretion shall mean, unless otherwise stated herein or therein, the Purchaser’s sole and absolute discretion, and the exercise of such discretion shall be final and conclusive. In addition, whenever the Purchaser has a decision or right of determination or request, exercises any right given to it to agree, disagree, accept, consent, grant waivers, take action or no action or to approve or disapprove, or any arrangement or term is to be satisfactory or acceptable to or approved by (or any similar language or terms) the Purchaser, the decision of the Purchaser with respect thereto shall be in the sole and absolute discretion of the Purchaser, and such decision shall be final and conclusive, except as may be otherwise specifically provided herein.

33. Recourse Against Certain Parties. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Purchaser or the Guarantors as contained in this Guaranty, the Repurchase Documents or any other agreement, instrument or document entered into by the Purchaser, the Guarantors or any such party pursuant hereto or thereto or in connection herewith or therewith shall be had against any administrator of the Purchaser, any of the Guarantors or any incorporator, Affiliate (direct or indirect), owner, member, partner, stockholder, officer, director, employee, agent or attorney of the Purchaser, any of the Guarantors or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Purchaser and the Guarantors contained in this Guaranty, the Repurchase Documents and all of the other agreements, instruments and documents entered into by it pursuant hereto or thereto or in connection herewith or therewith are, in each case, solely the corporate obligations of the Purchaser and the Guarantors and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Purchaser, any of the Guarantors or any incorporator, owner, member, partner, stockholder, Affiliate (direct or indirect), officer, director, employee, agent or attorney of the Purchaser, any of the Guarantors or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of the Purchaser or the Guarantors contained in this Guaranty, the Repurchase Documents or in any other such instruments, documents or agreements, or that are implied therefrom.

34. Set–offs.

In addition to any rights and remedies of the Purchaser provided by this Guaranty, the Repurchase Documents and by Applicable Law, the Purchaser shall have the right, without prior notice to the Seller, the Guarantors or the Pledgor, any such notice being expressly waived by the Guarantors to the extent permitted by Applicable Law, and regardless of the existence of any other collateral, upon any amount becoming due and payable by the Guarantors to the Purchaser hereunder, under the Repurchase Documents or otherwise (whether at the stated maturity, by acceleration or otherwise) to set–off and appropriate and apply against such amount any and all monies and other Property of any of the Guarantors, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any and all other credits, indebtedness, claims, securities, collateral, Property or proceeds of any of the foregoing in, as applicable, any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, and in each case at any time held or owing by the Purchaser, any Affected Party, any Person under the control of the Purchaser and any successor or assign of the foregoing to or for the credit or the account of any of the Guarantors, whether for safekeeping, custody, pledge, transmission, collection or otherwise. The Purchaser agrees promptly to notify the Guarantors after any such set–off and application made by the Purchaser, provided that the failure to give such notice shall not affect the validity of such set–off and application. ANY AND ALL RIGHTS TO REQUIRE THE PURCHASER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE AMOUNTS OWING TO THE PURCHASER BY THE SELLER, THE GUARANTORS OR THE PLEDGOR UNDER THE REPURCHASE DOCUMENTS, PRIOR TO EXERCISING ITS RIGHT OF SET–OFF WITH RESPECT TO SUCH MONIES, SECURITIES, COLLATERAL, DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GUARANTORS, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY THE GUARANTORS.

35. Continuation.

This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Obligations or Guarantee Indebtedness is rescinded or must otherwise be restored or returned by the Purchaser as a preference, fraudulent conveyance or otherwise under any Insolvency Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Obligations or Guarantee Indebtedness is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, any reasonable legal fees and disbursements) incurred by the Purchaser in defending and enforcing such reinstatement shall be deemed to be included as a part of the Obligations or Guarantee Indebtedness.

[Remainder of Page Intentionally Left Blank.]

THE GUARANTOR:

MUNICIPAL MORTGAGE & EQUITY, LLC,

a Delaware limited liability company

By: /s/ Charles M. Pinckney
Name: Charles M. Pinckney
Title: Executive Vice President

Address for Notices:

Municipal Mortgage & Equity, LLC

3000 Bayport Drive, Suite 1100
Tampa, Florida 33607
Attention: Thomas Cornett
Facsimile No.: (813) 425–8000
Confirmation No.: (813) 868–8076

with a copy to:

Municipal Mortgage & Equity, LLC
621 E. Pratt Street, Suite 300
Baltimore, Maryland 21202
Attention: Steve Goldberg, General Counsel
Facsimile No.: (410) 727–5387
Confirmation No.: (443) 263-2871

STATE OF FLORIDA,

Hillsborough County ss:

I hereby certify that on this 15th day of June, 2006, before me, the subscriber, a Notary Public of the State of Florida, personally appeared Charles M. Pinckney, E.V.P., of Municipal Mortgage & Equity, LLC, a Delaware limited liability company, and known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and on behalf of said limited liability company that he, on behalf of said limited liability company, executed the same for the purposes therein contained.

As Witness: my hand and notarial seal.

My Commission Expires:

/s/ Barbara Della Luca
Notary Public

[NOTARIAL SEAL]